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                                                                Exhibit 10.17(d)

                             [LOGO OF PAPA JOHN'S]

                                August 19, 1996



Mr. Richard Sherman
PJVA, Inc.
4909 Augusta Avenue
Richmond, Virginia 23230

Dear Rick:

     This letter will recap our conversations regarding the amendment of the development schedule in your Development Agreement (hereinafter referred to as "Agreement") with Papa John's International, Inc., dated March 15, 1992.

     PJVA, Inc. has done a very good job working with Papa John's and has exceeded its obligations to develop Papa John's outlets as set forth in the development schedule of its Agreement. As of the result of this performance and to assist PJVA, Inc., we will amend your development schedule of the Development Agreement as follows:

          STORE #              PRESENT DATE             AMENDED DATE
          -------              ------------             ------------
            26                   12-31-96                   Same
            27                   12-31-96                   Same
            28                   12-31-96                   03-31-97
            29                   12-31-96                   07-01-97
            30                   12-31-97                   09-01-97
            31                   12-31-97                   11-01-97
            32                   12-31-97                   04-01-98
            33                   12-31-97                   07-01-98
            34                   12-31-97                   09-01-98
            35                   12-31-97                   11-01-98

     Stores 36 through 40 will be removed from the Development Agreement.

     Charlotte Hendrick, our Senior Paralegal, will contact you and have you complete the necessary documents to finalize the amendment to the Agreement.

     Please contact me if you have any questions.

                                       Very truly yours,

                                       PAPA JOHN'S INTERNATIONAL, INC.

                                       /s/ Thomas C. Ragan
                                       -----------------------------------------
                                       Thomas C. Ragan
                                       Vice-President of Franchise Development


cc:  Richard J. Emmett, Esq.
     Charlotte Hendrick
     Tim O'Hern